           RENEWAL, EXTENSION, AND THIRD AMENDMENT TO LOAN AGREEMENT


     THIS RENEWAL, EXTENSION, AND THIRD AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT") is entered into to be effective as of June 15, 2001, between INET TECHNOLOGIES, INC., a Delaware corporation ("BORROWER"), successor by merger to INET, Inc., a Texas corporation, and BANK OF AMERICA, N.A., f/k/a NationsBank, N.A., a national banking association, successor in interest by merger to NationsBank of Texas, N.A. ("LENDER").

                                 R E C I T A L S

     1. Borrower and Lender are parties to that certain Loan Agreement (as modified, amended, renewed, extended, and restated from time to time, the "LOAN AGREEMENT") dated as of June 26, 1997 providing for a revolving credit and letter of credit facility in the amount of $10,000,000.00.

     2. Borrower executed that certain Renewal Promissory Note dated as of June 15, 2000, payable to the order of Lender in the original principal amount of $10,000,000.00 (the "NOTE"), which Note was in renewal, extension, and replacement of that certain Substitute Promissory Note dated as of July 16, 1998, payable to the order of Lender in the original principal amount of $10,000,000.00, which Note was in substitution and replacement of that certain Renewal Promissory Note dated as of June 15, 1998, executed by Borrower and payable to the order of Lender in the original principal amount of $10,000,000.00, which Note was in renewal, extension, and replacement, but not extinguishment, of that certain Promissory Note dated June 26, 1997, executed by Borrower and payable to the order of Lender in the original principal amount of $10,000,000.00.

     3. The parties hereto desire to amend the Loan Agreement subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. TERMS AND REFERENCES. Unless otherwise stated in this Amendment (a) terms defined in the Loan Agreement have the same meanings when used in this Amendment, and (b) references to "SECTIONS" are to the Loan Agreement's sections.

     2.   AMENDMENTS TO THE LOAN AGREEMENT.

     (a) SECTION 1 of the Loan Agreement is hereby amended to delete the definition of "TERMINATION DATE" in its entirety and to replace such definition with the following:

          "TERMINATION DATE" means the earlier of (a) August 14, 2001, or (b) the date Lender's commitment to fund advances hereunder is terminated pursuant to SECTION 7.

     3. RENEWAL NOTE. Borrower shall execute a Renewal Promissory Note dated effective as of the date hereof, and payable to the order of Lender in the original principal amount of $10,000,000.00 (the "RENEWAL NOTE"), which Renewal
Note is in renewal, extension, and replacement, and not extinguishment, of the Note.

     4.   AMENDMENTS TO OTHER LOAN DOCUMENTS.

     (a) All references in the Loan Documents to the Loan Agreement shall henceforth include references to the Loan Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased. All references in the Loan Documents to the Note shall henceforth include references to the Renewal Note as such Renewal Note may, from time to time, be further amended, modified, extended, renewed, and/or increased.

     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

     5. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment and the Renewal Note, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and the Renewal Note and continue to guarantee, assure, and secure full payment and performance of the present and future Loans, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

     6. REPRESENTATIONS. Borrower represents and warrants to Lender that as of the date of this Amendment: (a) this Amendment, the Renewal Note, and the other Loan Documents to be delivered under this Amendment have been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or the Guarantors of this Amendment and the Renewal Note; (c) the Loan Documents, as amended by this Amendment and the Renewal Note, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms; (d) the execution, delivery, and performance by Borrower and each Guarantor of this Amendment and the Renewal Note do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement; and (f) after giving effect to this Amendment and the Renewal Note, no Potential Default or Event of Default exists.

     7. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Loan Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     8. CONDITIONS PRECEDENT. This Amendment and the Renewal Note shall not be effective unless and until: (a) Lender receives counterparts of this Amendment and the Renewal Note executed by each party listed below; and (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment.

     9. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and VICE VERSA and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     10. ENTIRETIES. THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     11. PARTIES. This Amendment binds and inures to Borrower and Lender, and their respective successors and permitted assigns.


     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

     EXECUTED as of the date first stated above.

                                BORROWER:

                                INET TECHNOLOGIES, INC., a Delaware corporation


                                By: /s/ Jeffrey A. Kupp
                                    --------------------------------------
                                    Name: Jeffrey A. Kupp
                                         ---------------------------------
                                    Title: CFO
                                          --------------------------------



                                LENDER:

                                BANK OF AMERICA, N.A., f/k/a NationsBank, N.A., a national banking association, successor in interest by merger to NationsBank of Texas, N.A.


                                By: /s/ Steven A. Mackenzie
                                    --------------------------------------
                                    Name: Steven A. Mackenzie
                                         ---------------------------------
                                    Title: Vice-President
                                          --------------------------------

     To induce Lender to enter into this Amendment and the Renewal Note, each of the undersigned jointly and severally (a) consent and agree to this Amendment's and the Renewal Note's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment or the Renewal Note and continue to guarantee, assure, and secure the full payment and performance of all present and future Loans, (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Lender and their respective successors and permitted assigns.


                                   INET FOREIGN SALES CORPORATION, a corporation organized under the laws of Barbados


                                   By: /s/ Jeffrey A. Kupp
                                      --------------------------------------
                                      Name:  Jeffrey A. Kupp
                                           ---------------------------------
                                      Title: Director
                                            --------------------------------



                                   INET GLOBAL, LTD., a corporation organized under the laws of the United Kingdom


                                   By:  /s/ Jeffrey A. Kupp
                                      --------------------------------------
                                      Name:  Jeffrey A. Kupp
                                           ---------------------------------
                                      Title: Director
                                            --------------------------------


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